- 1 - HERMAN JONES LLP SERINA M. VASH 153 Central Avenue #131 Westfield, NJ 07090 svash@hermanjones.com Telephone: (404) 504-6516 Facsimile: (404) 504-6501 [Additional Counsel on Signature Page] Attorneys for Plaintiff UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW JERSEY VISWANATHA PALEMPALLI, Derivatively on Behalf of COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION, Plaintiff, v. MICHAEL PATSALOS-FOX, JOHN N. FOX, JR., MAUREEN BREAKIRON-EVANS, LEO S. MACKAY, JR., ZEIN ABDALLA, FRANCISCO D'SOUZA, KAREN MCLOUGHLIN, RAJEEV MEHTA, GORDON J. COBURN, STEVEN SCHWARTZ, RAMAKRISHNAN CHANDRASEKARAN, JOHN E. KLEIN, JONATHAN CHADWICK, THOMAS M. WENDEL, LAKSHMI NARAYANAN, and ROBERT E. WEISSMAN, Defendants, -and- COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION, a Delaware Corporation, Nominal Defendant. ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) Case No. 2:21-cv-12025-EP-SDA LONG-FORM NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION EXHIBIT B-1 Exhibit 99.1

- 1 - TO: ALL OWNERS OF THE COMMON STOCK OF COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION ("COGNIZANT" OR THE "COMPANY") CURRENTLY AND AS OF NOVEMBER 25, 2025: THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE LITIGATION. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IF YOU ARE A COGNIZANT STOCKHOLDER, THIS NOTICE CONTAINS IMPORTANT INFORMATION ABOUT YOUR RIGHTS. THIS DERIVATIVE ACTION IS NOT A "CLASS ACTION." THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR MONETARY PAYMENT. IF YOU DO NOT OBJECT TO THE TERMS OF THE PROPOSED SETTLEMENT, THE AMOUNT OF ATTORNEYS' FEES AND EXPENSES, OR THE AMOUNT OF THE SERVICE AWARD DESCRIBED IN THIS NOTICE, YOU ARE NOT OBLIGATED TO TAKE ANY ACTION. YOU ARE HEREBY NOTIFIED, pursuant to an Order of the U.S. District Court for the District of New Jersey (the "Court"), that a proposed settlement has been reached by the parties to the above-captioned stockholder derivative action brought on behalf and for the benefit of Cognizant (the "Derivative Action").1 As explained below, a hearing will be held on SEPTEMBER 14, 2026, at 11:00 a.m. before the Honorable Stacey D. Adams of the United States District Court for the District of New Jersey at the Frank R. Lautenberg Post Office and U.S. Courthouse, 2 Federal Square, Courtroom 9, Newark, New Jersey 07102 (the 1 All capitalized terms herein have the same meanings as set forth Settling Parties' Stipulation and Agreement of Settlement dated November 25, 2025 (the "Stipulation"), which is available for viewing on the website of Cognizant at http://investors.cognizant.com.

- 2 - "Settlement Hearing"), at which the Court will determine whether to approve the Settlement. You have an opportunity to be heard at this hearing. The terms of the Settlement are set forth in the Stipulation and summarized in this Notice. If approved by the Court, the Settlement will fully resolve the Released Claims, including the dismissal of the Derivative Action with prejudice. For a more detailed statement of the matters involved in the Derivative Action, the Settlement, and the terms discussed in this Notice, the Stipulation may be inspected at the Clerk of Court's office, U.S. District Court for the District of New Jersey, 50 Walnut Street, Newark, N.J. 07101. The Stipulation is also available for viewing on the website of Cognizant at http://investors.cognizant.com. For a fee, all papers filed in the Derivative Action are available at www.pacer.gov. This Notice is not intended to be an expression of any opinion by the Court with respect to the merits of the claims made in the Derivative Action, but is merely to advise you of the pendency and settlement of the Derivative Action. THERE IS NO CLAIMS PROCEDURE. This case asserts claims on behalf of and for the benefit of Cognizant. The Settlement will result in a payment to Cognizant, not to Cognizant stockholders. Accordingly, there will be no claims procedure.

- 3 - I. THE DERIVATIVE ACTION A. Plaintiff's Allegations This is a putative stockholder derivative action brought on behalf of Cognizant asserting claims against the Individual Defendants for breach of fiduciary duty, waste of corporate assets, unjust enrichment, and violations of section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder. Plaintiff contends that the conduct alleged in the Complaint caused damage to Cognizant. Plaintiff alleges, among other things, that the Individual Defendants breached their duty of loyalty by allowing other Individual Defendants to cause, or by themselves causing, the Company to violate the Foreign Corrupt Practices Act of 1977 ("FCPA"), by making false statements, and by causing the Company to repurchase shares at excessive prices, alleged practices that supposedly wasted the Company's assets and caused Cognizant to incur substantial damage. Plaintiff further contends that the alleged misconduct exposed Cognizant to liability for securities fraud in the related securities class action captioned In re Cognizant Tech. Sols. Corp. Sec. Litig., No. 2:16-cv-06509-ES-CLW (D.N.J.) (the "Securities Action"), which Cognizant agreed to settle for a payment of $95 million, a substantial majority of which was paid by Cognizant's insurers under the applicable directors and officers insurance policies.

- 4 - Defendants dispute the allegations, expressly deny all alleged wrongdoing and contentions that Cognizant suffered injury or damages as a result of any alleged misconduct, and maintain that they complied with all applicable legal duties and acted in good faith and in the bests interests of Cognizant and its stockholders at all times. B. Procedural History Plaintiff sent Cognizant's Board of Directors (the "Board") a letter on April 29, 2019, demanding that the Board investigate and commence litigation against current and former officers and directors of the Company and setting forth facts Plaintiff believed supported such claims (the "Demand"). On May 1, 2019, Plaintiff learned that the Demand was referred to a Demand Review Committee (the "DRC") that had been previously formed in response to another stockholder's earlier litigation demand (the "2016 Demand"). On June 13, 2019, Cravath, Swaine & Moore LLP ("Cravath"), counsel to the DRC, informed Plaintiff by letter (the "Refusal Letter") that the DRC had concluded, among other things, that: (i) the work done to date, including the prior work carried out in connection with the 2016 Demand, had provided a sufficient basis on which to evaluate and respond to the Demand, and that incurring additional investigative expense was neither necessary nor in the best interest of Cognizant and its stockholders; (ii) after considering the relevant factors, including the merit and

- 5 - impact to the Company of any potential legal claims, bringing litigation in connection with the matters raised in the Demand would not be in the best interest of Cognizant and its stockholders; and (iii) the Demand should be rejected. The Refusal Letter also informed Plaintiff that, after discussing the DRC's determinations and recommendations, the Board unanimously adopted the DRC's recommendations as resolutions of the Board and determined to reject the Demand. After receiving the Refusal Letter, Plaintiff demanded to inspect certain of Cognizant's books and records related to the Board's investigation and rejection of the Demand pursuant to 8 Del. C. § 220. Thereafter, Plaintiff initiated a formal action in Delaware's Court of Chancery to compel inspection of the requested books and records (the "Section 220 Action").2 Cognizant subsequently agreed to and did produce certain documents to Plaintiff in order to resolve the Section 220 Action (the "Section 220 Documents"). Plaintiff filed the Complaint on June 1, 2021, which incorporated the Section 220 Documents. ECF Nos. 1, 3. On August 2, 2021, the Court granted the parties' joint stipulation to stay this action pending developments in several related actions. ECF No. 6. 2 Palempalli v. Cognizant Tech. Sols. Corp., No. 2020-0146-AGB (Del. Ch.).

- 6 - On March 31, 2022, Zein Abdalla, Maureen Breakiron-Evans, Jonathan Chadwick, Ramakrishnan Chandrasekaran, Francisco D'Souza, John N. Fox, Jr., John E. Klein, Leo S. Mackay, Jr., Karen McLoughlin, Rajeev Mehta, Lakshmi Narayanan, Michael Patsalos-Fox, Robert E. Weissman, Thomas M. Wendel, and Cognizant (together, the "Cognizant Defendants") filed a motion to dismiss the Complaint pursuant to Federal Rules of Civil Procedure 12(b)(6) and 23.1, asserting that Plaintiff did not adequately allege that the Board wrongfully refused his Demand, that the Complaint failed to state a claim, and that the Complaint's claims were untimely. ECF Nos. 28-29. The same day Gordon Coburn and Steven Schwartz filed a separate motion to dismiss pursuant to Federal Rules of Civil Procedure 12(b)(6) and 23.1. ECF No. 26. On November 30, 2022, District Judge Kevin McNulty entered an Opinion and Order denying the motions to dismiss without prejudice. ECF Nos. 56, 58. The Opinion stated: "Having considered the parties' arguments, I find that additional discovery is needed to determine whether the Board wrongfully refused the … Demand…. Without more information regarding the Board's investigation, I cannot assess the reasonableness of that investigation. Within 7 days, the parties shall confer with Magistrate Judge Waldor to set a schedule for limited discovery related to the issue of the wrongfulness, or not, of the Board's refusal of the Palempalli Demand." ECF No. 56.

- 7 - Plaintiff and the Cognizant Defendants submitted letters to the Court on January 18, 2023, outlining their positions as to the scope of discovery contemplated by the Opinion and Order. ECF Nos. 68-70. Following a conference with the Court on February 6, 2023, Magistrate Judge Cathy L. Waldor entered a Discovery Order on March 2, 2023. ECF No. 78. The Cognizant Defendants appealed the Discovery Order. ECF No. 79. Following briefing, on October 17, 2023, the Cognizant Defendants' appeal was denied. ECF Nos. 92-93. The Cognizant Defendants produced documents under the Discovery Order and, on April 12, 2024, produced a privilege log identifying responsive documents withheld or redacted on grounds of attorney-client privilege, attorney work product doctrine, or any other applicable privilege or protection. Counsel for Plaintiff and counsel for the Cognizant Defendants subsequently met and conferred on multiple occasions concerning the documents that had been withheld or redacted. On November 27, 2024, the Cognizant Defendants produced certain documents over which Cognizant had waived privilege and produced a revised privilege log identifying all documents that the Cognizant Defendants continued to withhold or redact on grounds of attorney-client privilege, attorney work product doctrine, or any other applicable privilege or protection.

- 8 - Plaintiff and the Cognizant Defendants continued to meet and confer concerning the revised privilege log and the documents produced by the Cognizant Defendants, and on February 21, 2025, the Cognizant Defendants produced a further revised privilege log. On April 14, 2025, Plaintiff and the Cognizant Defendants submitted a letter to the Court indicating that the discovery dispute had been resolved. On April 29, 2025, Magistrate Judge Waldor entered a scheduling order submitted by Plaintiff and the Cognizant Defendants. ECF No. 122. C. Settlement Negotiations On October 15, 2024, Plaintiff and the Cognizant Defendants participated in a mediation session led by Clay Cogman of Phillips ADR Enterprises (the "Mediator"). Plaintiff and the Cognizant Defendants were unable to agree on settlement terms at that time. Following the mediation, Plaintiff and the Cognizant Defendants continued arm's-length settlement negotiations through the Mediator regarding the proposed settlement. In July 2025, the Settling Parties accepted the Mediator's double-blind proposal with respect to a monetary payment to the Company by the Company's directors and officers insurance carriers. The Stipulation, together with the Exhibits thereto, reflects the final terms of the agreement among the Settling Parties.

- 9 - II. PLAINTIFF'S CLAIMS AND SETTLEMENT RECOMMENDATION Plaintiff and Plaintiff's Counsel contend that the allegations made in the Derivative Action are supported by substantial evidence and that the claims asserted have merit. Plaintiff's agreement to settle on the terms and conditions set forth in the Stipulation is not intended to be, and shall not be construed as, an admission or concession concerning the relative strength or merit of the allegations and claims. Plaintiff and Plaintiff's Counsel have, however, taken into account the substantial time, expense, and uncertainty inherent in any attempt to improve upon the result through continued prosecution of the Derivative Action through trial and any subsequent appeal, including problems of proof, challenges in overcoming the many available defenses to the derivative claims, the Individual Defendants' advancement and indemnification rights, the amount, conditions, exclusions, and limitations on the available insurance, and the difficulties of proving and collecting any potential damages awarded at trial. Plaintiff and Plaintiff's Counsel are also mindful of the costs and disruption further litigation would impose on Cognizant. Plaintiff's Counsel's recommendation in favor of the Settlement is informed by, inter alia: (i) review and analysis of relevant press releases, public statements, and filings with the U.S. Securities and Exchange Commission ("SEC"), securities and financial analyst reports, and advisories and business media reports about the Company in the course of preparing Plaintiff's litigation demand and complaint;

- 10 - (ii) analysis of the extensive fact and legal record reflected in the pleadings, motions, status reports, and orders filed in the trial court in the related Securities Action; (iii) research and analysis of the law governing the claims, damages and other remedies, pleading standards, anticipated affirmative defenses, and insurance and indemnification in connection with preparation of Plaintiff's litigation demand, complaint, and initial settlement demand; (iv) evaluation of the record regarding the investigation of the Demand and Board deliberations submitted by the Cognizant Defendants in support of their motion to dismiss; (v) further fact and legal analysis conducted in support of Plaintiff's efforts to secure the production of additional documents concerning the Demand investigation and Board deliberation materials withheld on privilege and work product grounds; (vi) assessment of additional confidential information provided by the Cognizant Defendants in the course of the mediation relating to merits, insurance, and indemnification issues; (vii) evaluation of Cognizant's Counsel's arguments and perspectives offered by the Mediator regarding certain factual allegations, the relative strengths and weaknesses of the various claims and defenses, and problems of proof offered during the course of the mediation exchanges; (viii) research and analysis of the range of potential damages, disgorgement, and non-monetary remedies in connection with preparing the settlement demands and during the course of settlement negotiations; (ix) dismissal of the related putative stockholder derivative action captioned In re Cognizant Tech.

- 11 - Sols. Corp. Derivative Litig., No. 2:17-cv-01248-KM-CLW (D.N.J.), which dismissal was affirmed on appeal by the United States Court of Appeals for the Third Circuit; and (x) recent dismissals of the criminal and civil actions brought by the Department of Justice and SEC, respectively, against two Individual Defendants based on certain of the conduct alleged in the Complaint. Plaintiff carefully weighed the benefits of the Settlement against the significant risks, costs, and delay that would be entailed in attempting to secure a better result through further litigation. Based upon their investigation and evaluation of the relevant evidence and applicable procedural standards and substantive law, and their assessment of the best interests of Cognizant and its stockholders, and informed by perspectives offered by the Mediator and the arguments and positions advanced by the Cognizant Defendants during the mediation negotiations, Plaintiff and Plaintiff's Counsel have determined that the Settlement's immediate guarantee of a substantial monetary benefit is fair, reasonable, and adequate consideration for the Settlement, and that the Settlement serves the best interests of Cognizant and its stockholders. Accordingly, Plaintiff has agreed to settle the Derivative Action upon the terms and subject to the conditions set forth in the Stipulation. III. DEFENDANTS' DENIALS OF WRONGDOING AND LIABILITY Defendants have denied and continue to deny all of the claims alleged by

- 12 - Plaintiff in the Derivative Action, including that the Board wrongfully refused the Demand. Each of Defendants expressly denies and continues to deny any and all allegations of wrongdoing or liability against himself/herself/themselves or itself arising out of, based upon, related to, or in connection with any conduct, statements, acts, or omissions alleged, which could have been alleged, or which could in the future be alleged in the Derivative Action. Each of Defendants contends that he/she/they or it has acted properly, lawfully, and in full accord with their fiduciary duties at all times, and denies that he/she/they or it has ever committed or attempted to commit any breach of fiduciary duty owed to the Company and its stockholders or engaged in any wrongdoing whatsoever. Had the terms of the Stipulation not been reached, Defendants would have continued to deny Plaintiff's claims, including that the Board wrongfully refused the Demand, and each of Defendants maintains that he/she/they or it had and has meritorious defenses to all of the claims and allegations in the Derivative Action. Without admitting the validity of any of the claims that Plaintiff has asserted in the Derivative Action, or any liability with respect thereto, and without admitting that the Board's refusal of the Demand was wrongful, Defendants have considered the uncertainty and risks inherent in any litigation, the costs and burdens of continued litigation, the substantial benefits conferred by the Settlement, and related considerations, and have determined that it would best serve the interests of Cognizant and its stockholders to settle the

- 13 - Derivative Action in the manner and upon the terms and conditions set forth in the Stipulation. The Stipulation, including the exhibits thereto, the Settlement, the existence of any of the provisions contained in the Stipulation, the acts performed or negotiations, discussions and drafts leading to the execution of the Stipulation or the Settlement, and any proceedings pursuant to or in connection with the Stipulation or the approval of the Settlement (including any arguments proffered or statements made in connection therewith), shall not be deemed to prejudice in any way the positions of Defendants with respect to the Derivative Action or any other action or proceeding, shall not be deemed a presumption, a concession, or an admission by any of Defendants of any fault, liability, or wrongdoing as to any facts, claims, or defenses that have been, might have been, or might in the future be alleged or asserted in the Derivative Action or with respect to any of the claims settled in the Derivative Action, or that the consideration to be given thereunder represents the consideration that could be or would have been recovered after trial, and shall not be interpreted, construed, deemed, invoked, offered, or received in evidence or otherwise used by any person in the Derivative Action, or in any other action or proceeding, except for any litigation or judicial proceeding arising out of or relating to the Stipulation or the Settlement, whether civil, criminal, or administrative, for any purpose other than as provided expressly therein.

- 14 - IV. TERMS OF THE SETTLEMENT The terms and conditions of the proposed Settlement are set forth in the Stipulation, which has been filed with the Court and is available for viewing on Cognizant's website at http://investors.cognizant.com. The following is only a summary of its terms. Cognizant has approved the Settlement as set forth in the Stipulation as serving the best interests of the Company and its stockholders and agrees that the Settlement confers a substantial benefit and is fair, reasonable, and adequate. As consideration for the Settlement, Defendants shall cause their insurers to pay to Cognizant a sum of $5.5 million (the "Settlement Fund"), minus the court- approved Fee and Expense Amount. Defendants acknowledge that Plaintiff and Plaintiff's Counsel's demand, litigation, and settlement efforts caused Defendants' insurers to agree to make the cash payment to Cognizant. V. DISMISSAL AND RELEASES The Settlement is conditioned upon the occurrence of certain events, which include, among other things: (i) notice of the Settlement being disseminated to Current Cognizant Stockholders; (ii) the Judgment being entered by the Court; and (iii) the Judgment becoming Final. Upon the Effective Date, the Released Plaintiff's Persons shall be deemed to have fully, finally, and forever released, relinquished, and discharged the Released

- 15 - Plaintiff's Claims (including Unknown Claims) against the Released Defendants' Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. Upon the Effective Date, each of the Released Defendants' Persons shall be deemed to have fully, finally, and forever released, relinquished, and discharged the Released Defendants' Claims (including Unknown Claims) against the Released Plaintiff's Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. For the avoidance of doubt, neither the Stipulation, these Releases, nor the Settlement, if approved, shall preclude or have any effect whatsoever with respect to any actions, suits, claims, debts, rights, liabilities, or causes of action of any nature, including both known and Unknown Claims that arise out of, are based upon, are related to, or are in connection with the allegations and claims asserted, which could have been asserted, or which could in the future be asserted against any Released Persons (other than the insurer(s) that pay(s) the Settlement) in Cognizant Technology Solutions Corp. v. Bohrer PLLC (f/k/a Jeremy I. Bohrer, PLLC) and Jeremy I. Bohrer, Case No. N22C-08-137 MMJ CCLD (Del. Super. Ct. Aug. 15, 2022).

- 16 - VI. PLAINTIFF'S ATTORNEYS' FEES AND EXPENSES In consideration of the substantial benefits conferred upon Cognizant as a direct result of the Settlement and the efforts of Plaintiff and Plaintiff's Counsel in this Derivative Action, Plaintiff's Counsel will request Court approval of an award of attorneys' fees and expenses not to exceed $1,830,000 (or approximately 33% of the Settlement Fund). The Parties agreed that Defendants' insurers shall pay the attorneys' fees and expenses in the amount approved by the Court (the "Fee and Expense Amount") to Plaintiff's Counsel from the Settlement Fund described in paragraph 2.1 of the Stipulation. Defendants take no position as to the Fee and Expense Amount and shall not be liable for any portion of the Fee and Expense Amount. The Court may consider and rule upon the fairness, reasonableness, and adequacy of the Settlement independently of the Fee and Expense Amount, and the Settlement, if approved, shall take effect regardless of any ruling concerning the award of attorneys' fees and expenses to Plaintiff's Counsel. To date, Plaintiff's Counsel have not received any payment for their services or reimbursement for the out-of-pocket expenses incurred in the Derivative Action. Cognizant stockholders are not personally liable for the payment of any award of attorneys' fees and expenses. Plaintiff's Counsel may apply to the Court for a service award of up to $15,000 to Plaintiff, subject to Court approval, which will be paid from any approved Fee

- 17 - and Expense Amount. Defendants take no position as to the service award. The Court's decision with respect to any requested service award shall have no effect on the Settlement. Neither Cognizant nor any of the Individual Defendants shall be liable for any portion of any service award. VII. THE SETTLEMENT HEARING The Settlement Hearing will be held before the Honorable Stacey D. Adams of the United States District Court for the District of New Jersey at the Frank R. Lautenberg Post Office and U.S. Courthouse, 2 Federal Square, Courtroom 9, Newark, New Jersey 07102 on SEPTEMBER 14, 2026, at 11:00 a.m., (the "Settlement Hearing"), at which time the Court will determine: (i) whether the terms of the Stipulation should be approved as fair, reasonable, and adequate; (ii) whether the notice provided to Cognizant stockholders fully satisfied the requirements of Rule 23.1 of the Federal Rules of Civil Procedure and the requirements of due process; (iii) whether all Released Claims against the Released Persons should be fully and finally released; (iv) whether the proposed Fee and Expense Amount and service award should be approved; and (v) such other matters as the Court may deem appropriate. The Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof without further notice.

- 18 - VIII. THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING Any Current Cognizant Stockholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement should not be approved as fair, reasonable, and adequate, or why the Judgment should not be entered thereon, or why the amount of attorneys' fees and reimbursement of expenses should not be approved. However, unless otherwise ordered by the Court, you shall only be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the amount of attorneys' fees and reimbursement of expenses to Plaintiff's Counsel, if you have, at least fourteen (14) calendar days prior to the Settlement Hearing, filed with the Court a written notice of objection containing the following information: 1. Your name, legal address, and telephone number; 2. The case name and number (Palempalli v. Patsalos-Fox, Case No. 2:21-cv-12025-EP-SDA); 3. Proof of being a Cognizant stockholder currently and as of November 25, 2025; 4. The date(s) you acquired your Cognizant stock; 5. A statement of each objection being made; 6. Notice of whether you intend to appear at the Settlement Hearing (you are not required to appear); and

- 19 - 7. Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony. If you wish to object to the proposed Settlement, you must file the written objection described above with the Court on or before August 31, 2026. All written objections and supporting papers must be filed with the Clerk of the Court, U.S. District Court for the District of New Jersey, Martin Luther King Building and U.S. Courthouse, 50 Walnut Street, Newark, N.J. 07101, and served by that date on each of the following Settling Parties' counsel: Counsel for Plaintiff: Stephen J. Oddo ROBBINS LLP 5060 Shoreham Place, Suite 300 San Diego, CA 92122 Counsel for Defendants: Daniel Roeser Charles A. Brown GOODWIN PROCTER LLP The New York Times Building 620 Eighth Avenue New York, NY 10018 James Holsey Keale TANENBAUM KEALE LLP Three Gateway Center, Suite 1301 100 Mulberry Street Newark, New Jersey 07102 Nina Yadava Sarah D. Efronson JONES DAY 250 Vesey Street New York, New York 10281

- 20 - Andrew J. Ehrlich Alison R. Benedon PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP 1285 Avenue of the Americas New York, New York 10019 YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN August 31, 2026. Only stockholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise. Unless otherwise ordered by the Court, any Current Cognizant Stockholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be barred and foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement, or to otherwise be heard, and shall be bound by the Judgment to be entered and the releases to be given. IX. EXAMINATION OF PAPERS AND INQUIRIES There is additional information concerning the Settlement available in the Stipulation, which is available for viewing on Cognizant's website at http://investors.cognizant.com. You may also inspect the Stipulation during business hours at the office of the Clerk of the Court, U.S. District Court for the District of New Jersey at the Martin Luther King Building and U.S. Courthouse, 50

- 21 - Walnut Street, Newark, N.J. 07101. Or you can call Robbins LLP, 5060 Shoreham Place, Suite 300, San Diego, California 92122, telephone: (619) 525-3990, for additional information concerning the settlement. PLEASE DO NOT CONTACT THE COURT OR DEFENDANTS REGARDING THIS NOTICE. DATED: June 29, 2026 BY ORDER OF THE COURT U.S. DISTRICT COURT OF NEW JERSEY